UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

The Hartford Financial Services Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut	06155
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 860-547-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Hartford 2010 Incentive Stock Plan

The Compensation and Personnel Committee (the “Committee”) of the Board of Directors of The Hartford Financial Services Group, Inc. (the “Company”) approved The Hartford 2010 Incentive Stock Plan (the “2010 Stock Plan”), subject to approval by the Company’s shareholders. The description below is qualified in its entirety by reference to the 2010 Stock Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

In accordance with the listing standards of the New York Stock Exchange, the shareholders of the Company approved the 2010 Stock Plan on May 19, 2010, at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The 2010 Stock Plan provides for the issuance of a maximum of 18,000,000 shares of the Company’s Common Stock in connection with the grant of options and other stock-based or stock-denominated awards.

The 2010 Stock Plan supersedes and replaces The Hartford 2005 Incentive Stock Plan (the “2005 Stock Plan”). To the extent that any award under the 2005 Stock Plan or under The Hartford Incentive Stock Plan that was approved by shareholders in 2000, is forfeited, terminated, surrendered, exchanged, expires unexercised or is settled in cash in lieu of stock (including to effect tax withholding) or for the net issuance of a lesser number of shares than the number subject to the award, the shares subject to such awards (or the relevant portion thereof) will be available for awards under the 2010 Stock Plan and such shares will be added to the total number of shares available under the 2010 Stock Plan.

The following are some key highlights of the 2010 Stock Plan:

•	The Committee, or its delegate(s), will administer the 2010 Stock Plan.

•	The 2010 Stock Plan provides for the grant of incentive stock options (qualifying under Section 422 of the Internal Revenue Code) and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares, or other types of stock-based awards, or any combination of the foregoing, as the Committee may determine.

•	The 2010 Stock Plan will have a ten-year term, subject to earlier termination by the Board of Directors.

•	All employees of the Company, its subsidiaries and affiliates whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its subsidiaries (“Key Employees”) will be eligible for award grants under the 2010 Stock Plan. The Company currently estimates that the number of Key Employees of the Company is approximately 2,800. In addition, non-employee directors of the Company and third party service providers will be eligible for award grants under the 2010 Stock Plan.

•	Awards may be granted by the Committee in its discretion.

(e) Annual Executive Bonus Program

In order to comply with the requirements of Section 162(m) of the Internal Revenue Code for the years 2010 through 2014, the Company’s shareholders approved certain designated material terms related to the Company’s annual executive bonus program (the “Bonus Program”) on May 19, 2010, at the Annual Meeting. The description below is qualified in its entirety by reference to the summary of the material terms of the Bonus Program that is filed herewith as Exhibit 10.2 to this Form 8-K, which is incorporated by reference herein.

The Bonus Program is intended to provide certain Company executives with incentive compensation based upon the achievement of pre-established performance goals and individual performance objectives.

The material terms of the Bonus Program will constitute the framework within which the Committee will set specific performance goals for Bonus Program awards for the Company’s Chief Executive Officer and the next three most highly compensated executive officers (other than the Chief Financial Officer) between the dates of the 2010 and 2015 Annual Meetings, and will therefore preserve the Company’s ability to obtain tax deductions for such compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 19, 2010. Represented at the meeting, in person or by proxy, were shares representing 375,936,005 votes, approximately 84.68% of the votes represented by issued and outstanding shares entitled to vote.

Shareholders voted on the matters set forth below.

1. Election of Directors

The following nominees for directors were elected to hold office until the 2011 annual meeting of shareholders and until their successors are duly elected and qualified. The number of votes for, against, and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director were as follows:

				Broker
Nominee	Votes For	Votes Against	Votes Abstained	Non-Votes
Robert B. Allardice, III	321,550,541	3,368,241	332,696	50,684,527
Trevor Fetter	321,567,020	3,355,901	328,557	50,684,527
Paul G. Kirk, Jr.	301,058,717	23,871,627	321,134	50,684,527
Liam E. McGee	314,751,844	10,119,951	379,683	50,684,527
Gail J. McGovern	317,904,900	7,052,115	294,463	50,684,527
Michael G. Morris	299,233,377	25,712,618	305,483	50,684,527
Thomas A. Renyi	301,490,759	23,446,303	314,416	50,684,527
Charles B. Strauss	321,506,963	3,419,794	324,721	50,684,527
H. Patrick Swygert	296,632,803	28,334,509	284,166	50,684,527

The director elections were uncontested. Accordingly, under the Company’s By-laws, each nominee was elected by virtue of having received more votes “for” than votes “against”.

2.	Ratification of the Appointment of Independent Auditor

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year end December 31, 2010, approval of which required the affirmative vote of a majority (187,968,003) of those shares present in person or represented by proxy (375,936,005), was approved based on the following votes:

			Broker
Votes For	Votes Against	Votes Abstained	Non-Votes
371,541,751	3,834,984	559,270	-0-

3. Proposal for Approval of The Hartford 2010 Incentive Stock Plan

The proposal to approve The Hartford 2010 Incentive Stock Plan, approval of which required the affirmative vote of a majority (187,968,003) of those shares present in person or represented by proxy (375,936,005), was approved based on the following votes:

			Broker
Votes For	Votes Against	Votes Abstained	Non-Votes
285,395,938	39,231,283	624,257	50,684,527

4.	Proposal for Approval of Material Terms of Executive Officer Performance Goals for Annual Incentive Awards

The proposal to approve material terms of the Company’s annual executive bonus program to allow the company to continue to receive tax deductions under Section 162(m) of the Internal Revenue Code, approval of which required the affirmative vote of a majority (187,968,003) of those shares present in person or represented by proxy (375,936,005), was approved, based on the following votes:

			Broker
Votes For	Votes Against	Votes Abstained	Non-Votes
342,595,003	32,302,312	1,038,690	-0-

5.	Shareholder Proposal Relating to the Reimbursement of Proxy Expenses

The shareholder proposal to approve an amendment to the Company’s bylaws to allow for the reimbursement of certain proxy expenses incurred in connection with a stockholder proposed director nomination required the favorable vote of a majority (221,968,484) of the Company’s issued and outstanding shares (443,936,966) in order to be approved. It was not approved, based on the following votes:

			Broker
Votes For	Votes Against	Votes Abstained	Non-Votes
152,003,206	164,491,569	8,756,703	50,684,527

Item 9.01 Financial Statements and Exhibits

Exhibit No.

10.1 10.2	The Hartford 2010 Incentive Stock Plan Summary of Annual Executive Bonus Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 25, 2010	By:	/s/ Ricardo A. Anzaldua
Name: Ricardo A. Anzaldua
Title: Senior Vice President and Corporate Secretary